                                                                   Exhibit 10.63


        FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This Fourth Amendment to Second Amended and Restated Credit Agreement (herein, the "Amendment") is made as of December 23, 2005, by and among Morton Industrial Group, Inc., a Georgia corporation (the "Borrower"), the Lenders party to the Credit Agreement hereinafter identified and defined, and Harris N.A., successor by merger to Harris Trust and Savings Bank, as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

          A. The Lenders currently extend credit to the Borrower on the terms and conditions set forth in that certain Second Amended and Restated Credit Agreement dated as of March 26, 2004, as amended, by and among the Borrower, the Guarantors, the Lenders and the Agent (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Borrower has requested that the Lenders modify the Fixed Charge Coverage Ratio for the fiscal quarter ended December 31, 2005 and the Capital Expenditures limitation for the fiscal year 2005, and the Lenders are willing to do so on the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

         Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

         1.1. Section 5.1 of the Credit Agreement is hereby amended by amending and restating the definition of "Excess Cash Flow" set forth therein to read in its entirety as follows:

                  "Excess Cash Flow" means, with respect to any period, the amount (if any) by which (a) EBITDA for such period exceeds (b) the sum of (i) Interest Expense payable in cash during such period, plus (ii) federal, state and local income taxes payable in cash during such period, plus (iii) the aggregate amount of payments required to be made by the Borrower and its Subsidiaries during such period in respect of all principal on all Indebtedness (whether at maturity, as a result of mandatory sinking fund redemption, mandatory prepayment, acceleration or otherwise, but excluding payments made under the Revolving Credit and excluding mandatory prepayments of the Term Loans required to be paid in respect of Excess Cash Flow under Section 3.3(a) hereof) and all payments of Indebtedness of the type described in clause (viii) of the definition of "Indebtedness" herein, plus (iv) the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during such period to the extent


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         permitted by this Agreement and not financed with proceeds of
         Indebtedness, provided that, for the fiscal year of the Borrower ending December 31, 2005 only, the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year shall be deemed by the parties hereto to be $5,500,000 for the purposes of calculating the amount of Excess Cash Flow for such fiscal year, notwithstanding the actual amount of Capital Expenditures made by such parties during such period.

         1.2. Section 8.9 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                   Section 8.9. Fixed Charge Coverage Ratio. The Borrower will not, as of the last day of each fiscal quarter of the Borrower ending on the dates set forth below, permit the Fixed Charge Coverage Ratio to be less than:

                                                     FIXED CHARGE COVERAGE RATIO
FISCAL QUARTER ENDING DATES                           SHALL NOT BE LESS THAN
         12/31/05                                            1.05 to 1.0
All fiscal quarter ending dates                              1.15 to 1.0
       thereafter


         1.3. Section 8.10 of the Credit Agreement is hereby amended by deleting the amount "$5,500,000" for fiscal year 2005 and replacing it with the amount "$7,000,000."

SECTION 2. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                  2.1. The Borrower, the Agent, the Required Lenders and the Guarantors shall have executed and delivered this Amendment.

                  2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

                  2.3. The Agent shall have received a certified copy of an amendment to the Note and Warrant Purchase Agreement increasing the capital expenditures limitation covenant therein to an amount not less than $7,000,000 for fiscal year 2005 and which shall otherwise be in form and substance acceptable to the Agent.

                  2.4. The Borrower shall have paid to the Agent, for the benefit of the Lenders, an amendment fee in the amount of $2500 per Lender.

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SECTION 3. REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to this Amendment, (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except that for purposes of this paragraph the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and
(b) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement after giving effect to this Amendment and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

         4.1. The Borrower and certain of its Subsidiaries have heretofore executed and delivered to the Agent and the Lenders certain of the Collateral Documents. The Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Lenders thereunder, the obligations of the Borrower and its Subsidiaries thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired, or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

         4.2. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         4.3. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.

         4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.


                           [SIGNATURE PAGES TO FOLLOW]


                                      -3-


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         This Fourth Amendment to Second Amended and Restated Credit Agreement
is entered into by the parties hereto as of the date and year first above written.

                                         MORTON INDUSTRIAL GROUP, INC.


                                         By
                                           Name
                                               ---------------------------------
                                           Title
                                                --------------------------------

                                         Accepted and agreed to:

                                         HARRIS N.A., successor by merger to
                                           Harris Trust And Savings Bank


                                         By
                                           Name
                                               ---------------------------------
                                           Title
                                                --------------------------------

                                         NATIONAL CITY BANK OF THE MIDWEST


                                         By
                                           Name
                                               ---------------------------------
                                           Title
                                                --------------------------------


                                         JPMORGAN CHASE BANK, N.A.
                                           (formerly known as Bank One, N.A.)


                                         By
                                           Name
                                               ---------------------------------
                                           Title
                                                --------------------------------

                     GUARANTORS' ACKNOWLEDGEMENT AND CONSENT

         Each of the undersigned hereby acknowledges and agrees that it is a Guarantor under the terms of Section 11 of the Credit Agreement and, as such, has executed and delivered certain Collateral Documents pursuant to the Credit Agreement. The undersigned hereby consent to the Fourth Amendment to Second Amended and Restated Credit Agreement as set forth above and agree to the terms thereof, and the undersigned hereby confirm that their guaranties and the Collateral Documents executed by them, and all of the obligations of the undersigned thereunder, remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. The undersigned acknowledge the Lenders are relying on this acknowledgement and consent in entering into the Fourth Amendment to Second Amended and Restated Credit Agreement with the Borrower.


                                         MORTON METALCRAFT CO.


                                         By
                                           Name
                                               ---------------------------------
                                           Title
                                                --------------------------------


                                         MORTON METALCRAFT CO. OF NORTH CAROLINA


                                         By
                                           Name
                                               ---------------------------------
                                           Title
                                                --------------------------------


                                         MORTON METALCRAFT CO. OF SOUTH CAROLINA


                                         By
                                           Name
                                               ---------------------------------
                                           Title
                                                --------------------------------


                                         MID CENTRAL PLASTICS, INC.


                                         By
                                           Name
                                               ---------------------------------
                                           Title
                                                --------------------------------

                                         B&W METAL FABRICATORS, INC.

                                         By
                                           Name
                                               ---------------------------------
                                           Title
                                                --------------------------------



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